AMENDMENT ONE
                                     TO THE
                           FLEET FINANCIAL GROUP, INC.
                   EXECUTIVE DEFERRED COMPENSATION PLAN NO. 1

The following amendments are effective as of January 1, 2000.

1. Upon the effective date of the final legal approval of the change in the name of the Employer to FleetBoston Financial Corporation, the name "Fleet Financial Group, Inc." will be replaced by the name "FleetBoston Financial Corporation" wherever it appears in the Plan.

2. Section 2(c) is amended by adding paragraph (vi) to the end thereof to read as follows:

         (vi) Notwithstanding the foregoing, any election to defer receipt of benefits under Section 2(c) is not valid or effective unless filed with the Committee either by December 31, 1999 or at least one year prior to the Employee's last day of active employment. An Employee whose distribution of benefits is not governed by a deferred compensation agreement under Section 2(a) and who does not have a valid, timely election in effect on the last day of active employment shall have his or her benefit promptly paid out in a lump sum following termination of employment (i.e., after the end of salary continuation payments, if applicable).

3.   Section 2(f) is added to read as follows:

                  (f) Notwithstanding anything in the Plan to the contrary regarding the form of benefits an Employee may elect, an Employee who is eligible for benefits under this Section 2 may elect to receive his or her benefit in the form of an age 65 single life annuity with an actuarial value (using the Fleet Financial Group, Inc. Pension Plan's actuarial assumptions) equal to 50% of the Employee's account balance.

4.   Section 3(b) is amended to read as follows:

         Payments of deferred incentive awards may be made in a lump sum, as an age 65 single life annuity (as described in Section 3(g)), or in annual installments or deferred annual installments, subject to the requirements of Section 2(c)(vi).


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5.   Section 3(g) is added to read as follows:

                  (g) Notwithstanding anything in the Plan to the contrary regarding the form of benefits an Employee may elect, an Employee who is eligible for benefits under this Section 3 may elect to receive his or her benefit in the form of an age 65 single life annuity with an actuarial value (using the Fleet Financial Group, Inc. Pension Plan's actuarial assumptions) equal to 50% of the Employee's account balance.

6.   Section 9 is amended to read as follows:

         SECTION 9.   AMENDMENT OR TERMINATION OF THE PLAN

                  The Plan may be amended or terminated in writing by the Committee or the Company in any manner at any time. Notwithstanding the previous sentence, no such amendment or termination shall reduce the amount of an Employee's benefit or his or her distribution rights related thereto as determined under the provisions of the Plan in effect immediately prior to such amendment or termination, and this second sentence of Section 9 is irrevocable and may not be amended.

7.       Section 10 is added to read as follows:

         SECTION 10.  SOCIAL SECURITY TAX

                  Subject to the requirements of Code section 3121(v)(2) and the regulations thereunder, the Committee has the full discretion and authority to determine when Federal Insurance Contribution Act ("FICA") taxes on a Employee's Plan benefit or account are paid and whether any portion of such FICA taxes shall be withheld from the Employee's wages or deducted from the Employee's benefit or account.

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IN WITNESS WHEREOF, the provisions of this Amendment One were adopted by the
Human Resources and Board Governance Committee on the 21st day of December, 1999, or are hereby adopted, and this Amendment One is executed by a duly authorized officer of Fleet Boston Corporation.

                                              FLEET BOSTON CORPORATION


                                              By: /s/ WILLIAM C. MUTTERPERL
                                                 --------------------------
                                                       William C. Mutterperl
                                                       Executive Vice President,
                                                       Secretary and General
                                                       Counsel

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